SCHEDULE 14A
                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. __)


Filed by the Registrant [ ]

Filed by a Party other than the Registrant [x]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-12
                              Oshkosh Corporation

                (Name of Registrant as Specified In Its Charter)

                               Icahn Partners LP
                         Icahn Partners Master Fund LP
                       Icahn Partners Master Fund II L.P.
                      Icahn Partners Master Fund III L.P.
                         High River Limited Partnership
                             Hopper Investments LLC
                                 Barberry Corp.
                                Icahn Onshore LP
                               Icahn Offshore LP
                               Icahn Capital L.P.
                                   IPH GP LLC
                        Icahn Enterprises Holdings L.P.
                          Icahn Enterprises G.P. Inc.
                                 Beckton Corp.
                                 Carl C. Icahn
                                 A.B. Krongard
                              Vincent J. Intrieri
                                Samuel Merksamer
                               Jose  Maria Alapont
                              Daniel A. Ninivaggi
                               Marc F. Gustafson
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               Payment of Filing Fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

     1)     Title  of  each  class  of  securities to which transaction applies:

     2)     Aggregate  number  of  securities  to  which  transaction  applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)     Proposed  maximum  aggregate  value  of  transaction:

     5)     Total  fee  paid:


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)     Amount  Previously  Paid:

     2)     Form,  Schedule  or  Registration  Statement  No.:

     3)     Filing  Party:

     4)     Date  Filed:

ON DECEMBER 15, 2011, THE PARTICIPANTS (AS DEFINED BELOW) FILED A DEFINITIVE PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION. SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN, A.B. KRONGARD, VINCENT J. INTRIERI, SAMUEL MERKSAMER, JOSE MARIA ALAPONT, DANIEL A. NINIVAGGI, MARC F. GUSTAFSON, ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II L.P., ICAHN PARTNERS MASTER FUND III L.P., HIGH RIVER LIMITED PARTNERSHIP, HOPPER INVESTMENTS LLC, BARBERRY CORP., ICAHN ENTERPRISES G.P. INC., ICAHN ENTERPRISES HOLDINGS L.P., IPH GP LLC, ICAHN CAPITAL L.P., ICAHN ONSHORE LP, ICAHN OFFSHORE LP, AND BECKTON CORP. (COLLECTIVELY, THE "PARTICIPANTS") FROM THE SHAREHOLDERS OF OSHKOSH CORPORATION FOR USE AT ITS 2012 ANNUAL MEETING OF SHAREHOLDERS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS. THE DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY IS AVAILABLE TO SHAREHOLDERS OF OSHKOSH CORPORATION FROM THE PARTICIPANTS AT NO CHARGE AND IS ALSO AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV OR BY CONTACTING D.F. KING & CO., INC. BY TELEPHONE AT THE FOLLOWING NUMBERS:
SHAREHOLDERS  CALL  TOLLFREE:  (800) 6595550 AND BANKS AND BROKERAGE FIRMS CALL:
(212)  2695550.

Consent of the author and publication to use the quotations contained in the material filed herewith as proxy soliciting material was neither sought nor obtained.

                             FOR IMMEDIATE RELEASE


                 ISS SUPPORTS ICAHN NOMINEES FOR OSHKOSH BOARD

            ISS RECOMMENDS SHAREHOLDERS VOTE ON THE GOLD PROXY CARD

 ISS RECOMMENDS THAT SHAREHOLDERS DO NOT VOTE ON MANAGEMENT'S WHITE PROXY CARD


New  York,  New  York,  January  18,  2012
Contact: Susan Gordon (212) 702-4309

     New York, New York - January 18, 2012: Carl Icahn announced today that Institutional Shareholder Services Inc. ("ISS"), an influential and leading proxy voting and corporate governance advisory firm, announced its support for three of Carl Icahn's nominees to Oshkosh Corporation's board of directors. ISS recommended that shareholders of Oshkosh vote on the GOLD card for Jose Maria Alapont, A.B. Krongard and Samuel Merksamer.

     In announcing its support, ISS stated, " the dissidents have focused on the larger strategic vision of optimizing shareholder return, while the board appears to have retreated into a sort of strategic tunnel vision In light of the qualifications of the nominees, votes on the GOLD card FOR dissident nominees Krongard, Merksamer, and Alapont are recommended because these three nominees appear well-suited to deliver the boardroom change the dissident has demonstrated is necessary."

     Mr. Icahn stated, "I am pleased to see that ISS recognizes the need for change at Oshkosh. Based on their report, it is clear that they conducted a thorough review of the company and the numerous factors involved in the current proxy contest. The fact that they concluded, and recommended, that the path forward for Oshkosh's board should include shareholder-nominated directors is very good news for all shareholders."

     We urge shareholders to vote the GOLD proxy card FOR ALAPONT, GUSTAFSON, INTRIERI, KRONGARD, MERKSAMER AND NINIVAGGI. Shareholders should be advised that they CANNOT use management's WHITE proxy card to vote for any of ALAPONT, GUSTAFSON, INTRIERI, KRONGARD, MERKSAMER OR NINIVAGGI. Also, shareholders CANNOT use management's WHITE proxy card to follow the recommendation of ISS. Shareholders who want to follow the ISS recommendation must use the GOLD proxy card. Please use the GOLD proxy card to support our nominees.

IF YOU HAVE ANY QUESTIONS ABOUT HOW TO VOTE YOUR SHARES OR REQUIRE ANY ASSISTANCE IN EXECUTING YOUR PROXY, PLEASE CALL THE FIRM ASSISTING US IN THE SOLICITATION OF PROXIES:

                             D.F. KING & CO., INC.
                  SHAREHOLDERS CALL TOLL-FREE:  (800) 659-5550
                BANKS AND BROKERS CALL COLLECT:  (212) 269-5550

ON DECEMBER 15, 2011, THE PARTICIPANTS (AS DEFINED BELOW) FILED A DEFINITIVE PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION. SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN, A.B. KRONGARD, VINCENT J. INTRIERI, SAMUEL MERKSAMER, JOSE MARIA ALAPONT, DANIEL A. NINIVAGGI AND MARC F. GUSTAFSON, ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II L.P., ICAHN PARTNERS MASTER FUND III L.P., HIGH RIVER LIMITED PARTNERSHIP, HOPPER INVESTMENTS LLC, BARBERRY CORP., ICAHN ENTERPRISES G.P. INC., ICAHN ENTERPRISES HOLDINGS L.P., IPH GP LLC, ICAHN CAPITAL L.P., ICAHN ONSHORE LP, ICAHN OFFSHORE LP, AND BECKTON CORP. (COLLECTIVELY, THE "PARTICIPANTS") FROM THE SHAREHOLDERS OF OSHKOSH CORPORATION FOR USE AT ITS 2012 ANNUAL MEETING OF SHAREHOLDERS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS. THE DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY IS AVAILABLE TO SHAREHOLDERS OF OSHKOSH CORPORATION FROM THE PARTICIPANTS AT NO CHARGE AND IS ALSO AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV OR BY CONTACTING D.F. KING & CO., INC. BY TELEPHONE AT THE FOLLOWING NUMBERS:
SHAREHOLDERS  CALL  TOLL FREE: (800) 6595550 AND BANKS AND BROKERAGE FIRMS CALL:
(212)  2695550.